                                                                      Exhibit 24

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Robert W. Gillespie
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 17, 2001.

                                                     By:   /s/ K. Brent Somers
                                                        ------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 17, 2001.

                                                     By:   /s/ Lee G. Irving
                                                        ------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                  By:    /s/ Cecil D. Andrus
                                                     ---------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                 By:    /s/ William G. Bares
                                                    ----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                             By:   /s/ Albert C. Bersticker
                                                --------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                               By:    /s/ Edward P. Campbell
                                                  ------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Carol A. Cartwright
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                               By:    /s/ Thomas A. Commes
                                                  ------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:   /s/ Kenneth M. Curtis
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:   /s/ Alexander M. Cutler
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                               By:   /s/ Henry S. Hemingway
                                                  ------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Charles R. Hogan
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Douglas J. McGregor
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Henry L. Meyer III
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:   /s/ Steven A. Minter
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:    /s/ Bill R. Sanford
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                                By:   /s/ Ronald B. Stafford
                                                   -----------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                               By:   /s/ Dennis W. Sullivan
                                                  ------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements and any amendments, post-effective amendments and exhibits thereto (on such form or forms as are applicable) to effect the registration pursuant to applicable rules of the Securities and Exchange Commission of: (i) up to 370,830 Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights), previously issued to the shareholders of The Wallach Company, Inc. and to be sold from time to time in one or more offerings; and (ii) additional Common Shares, with a par value of $1 each, of KeyCorp (and the associated rights) to be issued pursuant to Section 2.06 of that certain Plan and Agreement of Merger dated as of November 3, 2000, among KeyCorp, McDonald Investments, Inc. and The Wallach Company, Inc. and its shareholders, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statement or registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 18, 2001.

                                              By:    /s/ Peter G. Ten Eyck, II
                                                 -------------------------------